GIRALDA RISK-MANAGED GROWTH FUND

Class A: GRGAX

Class I: GRGIX

Supplement dated December 10, 2014 to the Prospectus and

Statement of Additional Information (“SAI”) dated October 28, 2014

Effective December 1, 2014, Gladys Chow, CIMA® has been added as portfolio manager of the Giralda Risk-Managed Growth Fund (the “Fund”).  Ms. Chow, of the Adviser, together with Jerry Miccolis are primarily responsible for the day-to-day management of the Fund. The investment objective, principal investment strategies and principal risks of the Funds have not changed.

The following replaces the information in the section titled “Portfolio Manager” on page 3 of the Prospectus:

Jerry Miccolis, Principal and Chief Investment Officer of the adviser has served the Fund as portfolio manager since it commenced operations May 2014. Gladys Chow CIMA®, Managing Director of the adviser has served the Fund as portfolio manager since December 2014.

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The section titled “Portfolio Managers” on page 8 has been replaced with the following:

Portfolio Managers

Jerry Miccolis, CFA®, CFP®, FCAS, MAAA, CERA

Principal and Chief Investment Officer

Mr. Miccolis has served as Chief Investment Officer of the Adviser (previously Brinton Eaton) since 2003.  Before joining the adviser, Mr. Miccolis had over 30 years experience in the risk management and actuarial fields, including over 25 years with the international management consulting firm Towers Perrin, where he served as Principal and Global Practice Leader for the Enterprise Risk Management practice.  Mr. Miccolis is an actuary (FCAS - Fellow, Casualty Actuarial Society, MAAA - Member of American Academy of Actuaries), a Chartered Financial Analyst® (CFA®) charterholder, Certified Financial Planner™ (CFP®) practitioner and a Chartered Enterprise Risk Analyst (CERA).  He is also the co-author of Asset Allocation For Dummies® (Wiley 2009).  Mr. Miccolis holds a degree in mathematics from Drexel University.

Gladys Chow, CIMA®

Managing Director

Ms. Chow has served as Managing Director of the Adviser since December 2014. Ms. Chow has spent more than two decades in the investment and wealth management industry, managing money for regulated investment companies, foundations, trusts, family partnerships, and institutional, corporate, and individual clients.  Prior to joining the Adviser, she was Director of Equities at TAG Associates, LLC, a multi-client family office, since 2007 where she oversaw the long-only equity space and was responsible for manager selection, portfolio design, and construction of long-only equity mandates. Prior to joining TAG Associates, Gladys was a Financial Advisor at UBS Wealth Management Ms. Chow has a BS degree in business administration and BA degree in mathematics from Meredith College. She received the Certified Investment Management Analyst professional designation from The Wharton School, University of Pennsylvania, and is a member of the Investment Management Consultants Association.

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The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed, and ownership of Fund shares.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated October 28, 2014, which provide information that you should know about the Fund before investing and should be retained for future reference.  These documents are available upon request and without charge by calling the Fund at 1-855-GIRALDA.

GIRALDA RISK-MANAGED GROWTH FUND

Class A: GRGAX

Class I: GRGIX

Supplement dated December 10, 2014 to the Prospectus and

Statement of Additional Information (“SAI”) dated October 28, 2014

Effective December 1, 2014, Gladys Chow, CIMA® has been added as portfolio manager of the Giralda Risk-Managed Growth Fund (the “Fund”).  Ms. Chow, of the Adviser, together with Jerry Miccolis are primarily responsible for the day-to-day management of the Fund. The investment objective, principal investment strategies and principal risks of the Funds have not changed.

In the section titled “Portfolio Managers” on page 44, the table providing information concerning Gladys Chow is to be added with the following:

The following table lists the number and types of accounts managed by the portfolio manager in addition to those of the Fund and assets under management in those accounts as of
November 30, 2014.

Total Other Accounts Managed

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed
Gladys Chow	0	N/A	0	N/A	0	N/A

Other Accounts Managed Subject to Performance-Based Fees

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
Gladys Chow	0	N/A	0	N/A	0	N/A

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On page 45, the sentence in the section titled “Ownership” the table providing information concerning Gladys Chow is to be added with the following:

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers in the Funds as of November 30, 2014:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund

Gladys Chow	None

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated October 28, 2014, which provide information that you should know about the Fund before investing and should be retained for future reference.  These documents are available upon request and without charge by calling the Fund at 1-855-GIRALDA.